UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2025

Angel Studios, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-56642	46-5217451
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 W Center St. Provo, UT 84601
(Address of principal executive offices)

(760) 933-8437
(Registrant’s telephone number, including area code)

None.
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

None.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

Note Purchase Agreements

On August 11, 2025, Angel Studios, Inc., a Delaware corporation (the “Company”), entered into two separate Note Purchase Agreements (each, a “Note Purchase Agreement” and collectively, the “Note Purchase Agreements”) with two separate investors (each, an “Investor” and collectively, the “Investors”), pursuant to which the Company agreed to issue and sell to each Investor a Subordinated Convertible Promissory Note (each, a “Convertible Note” and collectively, the “Convertible Notes”) for an aggregate principal amount of $7,000,000 between the two Convertible Notes (the “Debt Financing”). The Debt Financing closed simultaneously with the execution of the Note Purchase Agreement.

Each Note Purchase Agreement includes customary representations, warranties, agreements by the Company and the Investor, conditions to closing and termination provisions.  Upon or prior to the Merger (as such term is defined in the Note Purchase Agreements), the Investors will become a party to the Registration Rights Agreement (as such term is defined in the Note Purchase Agreements). However, if the Merger has not been consummated on or before October 31 2025, the Company will enter into separate registration rights agreements with the Investors that provide for customary terms, including as to indemnification, contribution and information rights afforded to other major investors of the Company.

Convertible Notes

Each Convertible Note bears an interest rate of 16.00% per annum, compounded monthly, and computed on the basis of the actual number of days elapsed and a year of 360 days.  All unpaid principal, together with any then unpaid and accrued interest and other amounts payable under the Convertible Notes, shall be due and payable on the earlier of (i) December 31, 2025 (the “Maturity Date”) or (ii) when, upon or after the occurrence of an Event of Default (as such term is defined in the Convertible Note), such amounts are declared due and payable by the Investor or made automatically due and payable in accordance with the terms thereof.

Prior to the Maturity Date, each Convertible Note provides for automatic conversion into a number of shares of the Company’s Class C Common Stock that is equal to (i) the total outstanding principal amount of the Convertible Note, together with all accrued and unpaid interest and any other amount payable under the Convertible Note minus any applicable tax withholding amount the Company is required to pay to a governmental authority in connection with the conversion, divided by (ii) the conversion price of $39.00 per share (subject to adjustment for stock splits, dividends, recapitalizations or similar events) (the “Conversion Price”), which conversion shall take place immediately prior to the closing of the Merger or other event resulting in the Company's common stock being directly or indirectly listed, or converted into or exchanged for equity securities listed, on a national securities exchange. The automatic conversion upon the closing of the Merger is subject to the consent of Southport Acquisition Corporation and any other applicable party to the Investors’ joinder to the Registration Rights Agreement. All necessary parties to date have consented.

Each Investor also has the right to, at any time when the Convertible Note remains outstanding, including after the Maturity Date, voluntarily convert all or any portion of the outstanding principal and accrued interest, into a number of shares of the Company’s Class C Common Stock that is equal to (i) the total amount of principal, accrued and unpaid interest, or other amounts payable under the Convertible Note, which the Investor elects to convert, divided by (ii) the Conversion Price.

Each Convertible Note and the securities issuable upon conversion thereof have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and may not be sold, offered for sale, pledged, or hypothecated in the absence of an effective registration statement or an opinion of counsel satisfactory to the Company that such registration is not required.

The form of the Note Purchase Agreements and the Convertible Notes are each filed as Exhibits 4.1, and 10.1, respectively, to this Current Report, and the foregoing description thereof is qualified in its entirety by reference to the full text of the form of the Note Purchase Agreements and Convertible Notes, the terms of which are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above in Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03 with respect to the Note Purchase Agreements and the Convertible Notes.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report is hereby incorporated by reference into this Item 3.02.  The Convertible Notes and the securities of the Company that may be issued in connection with the Debt Financing will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.  The securities are subject to transfer restrictions, and the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent an effective registration statement under the Securities Act or pursuant to an exemption therefrom.

Item 3.03	Material Modifications to Rights of Security Holders

The disclosure set forth above in Item 1.01 of this Current Report is hereby incorporated by reference into this Item 3.03, to the extent applicable and in so far as the Convertible Notes include restrictions on prepayment and subordination to specified senior indebtedness, as well as limitations on transfer and conversion rights.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1*	Form of Subordinated Convertible Promissory Note.
10.1*	Form of Note Purchase Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGEL STUDIOS, INC.

Date: August 15, 2025	By:	/s/ Scott Klossner
Scott Klossner
Chief Financial Officer